EXHIBIT 24.1
XATA CORPORATION
Power of Attorney
of Director and/or Officer
     Each of the undersigned directors and/or officers of XATA Corporation (the “Registrant”) constitutes and appoints each of John J. Couglan and Mark E. Ties, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, in connection with the Registrant’s Registration Statement on Form S-3 under the Securities Act, including to sign the Registration Statement in the name and on behalf of the Registrant or on behalf of the undersigned as a director or officer of the Registrant, and any and all amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as those that are covered by the Registration Statement that are filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes or substitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, each of the undersigned directors and/or officers of XATA Corporation has hereunto set the undersigned’s hand this 2nd day of August, 2007.

/s/ John J. Couglan
John J. Coughlan

/s/ Carl M. Fredericks
Carl M. Fredericks

/s/ Roger W. Kleppe
Roger W. Kleppe

/s/ Christopher P. Marshall
Christopher P. Marshall

/s/ Mark E. Ties
Mark E. Ties